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                                                                    EXHIBIT 24.1

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, O2 Micro International Limited, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on June 16, 2004.

                                               O2 MICRO INTERNATIONAL LIMITED

                                               By:  /s/ Sterling Du
                                                    ----------------------------
                                                    Sterling Du
                                                    Chief Executive Officer

                                POWER OF ATTORNEY

        Each person whose signature appears below constitutes and appoints Sterling Du as his or her true and lawful attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming the said attorneys-in-fact or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                     Capacity                        Date
--------------------------    ----------------------------    ----------------
                              Chief Executive Officer and
/s/ Sterling Du               Chairman of the Board           June 16, 2004
--------------------------    (Principal Executive
      Sterling Du             Officer)

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/s/ Perry Kuo                 Chief Financial Officer and     June 16, 2004
--------------------------    Director (Principal
      Perry Kuo               Financial and Accounting
                              Officer)

/s/ James Keim                Director                        June 15, 2004
--------------------------
      James Keim

/s/ Michael Austin            Director                        June 13, 2004
--------------------------
      Michael Austin

/s/ Lawrence Lin              Director                        June 14, 2004
--------------------------
      Lawrence Lin

/s/ Keisuke Yawata            Director                        June 14, 2004
--------------------------
      Keisuke Yawata

/s/ Geok Ling Goh             Director                        June 15, 2004
--------------------------
      Geok Ling Goh